UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 22, 2005

Commission File Number 1-13873

STEELCASE INC.

Michigan	38-0819050
(State of incorporation)	(IRS employer identification number)

901 44th Street SE
Grand Rapids, Michigan	49508
(Address of principal executive offices)	(Zip code)

(616) 247-2710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
ITEM 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Compensation Plan Form of Performance Shares Agreement
Compensation Plan Form of Performance Units Agreement

ITEM 1.01. Entry into a Material Definitive Agreement

The form of agreement for grants of performance shares and performance units under the Steelcase Inc. Incentive Compensation Plan, as approved by management on March 18, 2005, are attached as Exhibits 10.01 and 10.02, respectively, and are incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits

Exhibit
Number	Description
10.01	Steelcase Inc. Incentive Compensation Plan Form of Performance Shares Agreement
10.02	Steelcase Inc. Incentive Compensation Plan Form of Performance Units Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Steelcase Inc.

Date: March 22, 2005

/S/ James P. Keane

James P. Keane
Senior Vice President,
Chief Financial Officer
(Duly Authorized Officer and
Principal Financial Officer)

EXHIBIT INDEX

Exhibit
Number	Description
10.01	Steelcase Inc. Incentive Compensation Plan Form of Performance Shares Agreement
10.02	Steelcase Inc. Incentive Compensation Plan Form of Performance Units Agreement